Exhibit 10.27


                    IN THE COMMONWEALTH COURT OF PENNSYLVANIA



______________________________________X
GEORGE F. GRODE, INSURANCE             :       NO. 3483, C.D. 1986
COMMISSIONER OF THE COMMONWEALTH       :
OF PENNSYLVANIA,                       :
                           PLAINTIFF,  :
                                       :
                  V.                   :
                                       :
THE MUTUAL FIRE, MARINE AND            :
INLAND INSURANCE COMPANY,  :
                           DEFENDANT.  :
______________________________________X
CONSTANCE B. FOSTER, INSURANCE         :       NO. 3483, C.D. 1986 (BT)
COMMISSIONER OF THE COMMONWEALTH       :
OF PENNSYLVANIA, AS REHABILITATOR      :
OF THE MUTUAL FIRE, MARINE AND         :
INLAND INSURANCE COMPANY,  :
                           PLAINTIFF,  :
                                       :
                  V.                   :
                                       :
EVANSTON INSURANCE COMPANY :
                           DEFENDANT.  :
______________________________________X
CONSTANCE B. FOSTER, INSURANCE         :       NO. 3483, C.D. 1986 (HB)
COMMISSIONER OF THE COMMONWEALTH       :
OF PENNSYLVANIA, AS REHABILITATOR      :
OF THE MUTUAL FIRE, MARINE AND         :
INLAND INSURANCE COMPANY,  :
                           PLAINTIFF,  :
                                       :
                  V.                   :
                                       :
INSURANCE COMPANY OF EVANSTON          :
                           DEFENDANT.  :
______________________________________X

CONSTANCE B. FOSTER, INSURANCE         :       NO. 3483, C.D. 1986 (HC)
COMMISSIONER OF THE COMMONWEALTH       :
OF PENNSYLVANIA, AS REHABILITATOR      :
OF THE MUTUAL FIRE, MARINE AND         :
INLAND INSURANCE COMPANY,  :
                           PLAINTIFF,  :
                                       :
                  V.                   :
                                       :
EVANSTON INSURANCE COMPANY :
                           DEFENDANT.  :
______________________________________X
CONSTANCE B. FOSTER, INSURANCE         :       NO. 3483, C.D. 1986 (ET)
COMMISSIONER OF THE COMMONWEALTH       :
OF PENNSYLVANIA, AS REHABILITATOR      :
OF THE MUTUAL FIRE, MARINE AND         :
INLAND INSURANCE COMPANY,  :
                           PLAINTIFF,  :
                                       :
                  V.                   :
                                       :
EVANSTON INSURANCE COMPANY :
                           DEFENDANT.  :
______________________________________X



                                      ORDER


AND NOW, this 9th day of May, 1995, upon consideration of the Motion of Linda S.

Kaiser, Insurance Commissioner of the Commonwealth of Pennsylvania, as

Rehabilitator of The Mutual Fire, Marine and Inland Insurance Company (In

Rehabilitation) ("the Rehabilitator") for approval of a certain Settlement

Agreement dated March 27, 1995 ("Settlement Agreement") between the

Rehabilitator and Miller, Alfano & Raspanti P.C. ("MAR") on the one part and

Alexander & Alexander Services, Inc.; Alexander & Alexander Inc.; Shand, Morahan

& Company, Inc.; Evanston

Insurance Company; and Insurance Company of Evanston (collectively "the Settling

Defendants") on the other part, and it appearing to the Court that notice of said Motion has been duly and validly given to all parties in interest by virtue of the service of a copy of the Notice of Motion by first class United States mail on all persons, firms and entities on the Short and Master Service Lists with respect to matters arising out of the Rehabilitation of the Mutual Fire

Marine and Inland Insurance Company (In Rehabilitation) ("Mutual Fire"), and

that there is no opposition to the Motion, it is hereby: ORDERED that the Motion is GRANTED; and it is further ORDERED that the Settlement Agreement, a true and correct copy of which is attached to the Motion as Exhibit "1," is approved; and

it is further ORDERED that the Rehabilitator, Mutual Fire, and the Settling

Defendants are authorized and directed to render performance in accordance with the terms and conditions of the Settlement Agreement; and it is further ORDERED that: (i) Mutual Fire's present and past shareholders, policyholders, creditors,

employees and agents shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all of the Releasees (as defined in the Settlement Agreement); and (ii) all other parties, persons, firms and entities subject to the jurisdiction of the Commonwealth Court shall be forever barred from commencing, asserting or continuing any and all claims, demands,

suits or causes of action of any kind against any or all past and present officers, directors or employees of Mutual Fire;



Based on or arising out of any matter whatsoever that is related to the subject matter of any of the Litigation (as defined in the Settlement Agreement), the

Settlement Agreement and/or in any manner relating to or resulting from the

Rehabilitator's alleged injuries, losses or damages.



                                                 BY THE COURT:




                                                 /s/ Charles A. Lord
                                                 -----------------------------
                                                 Charles A. Lord, Senior Judge

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA



CONSTANCE B. FOSTER,                                      :
INSURANCE COMMISSIONER OF THE                             :
COMMONWEALTH OF PENNSYLVANIA,                             :
AS REHABILITATOR OF THE MUTUAL                            :
FIRE, MARINE & INLAND                                     :       CIVIL ACTION
INSURANCE COMPANY,                                        :
                                                          :       NO. 91-1179
           PLAINTIFF,                                     :
                                                          :
                  V.                                      :

ALEXANDER & ALEXANDER                                     :
     SERVICES, INC.                                       :
ALEXANDER & ALEXANDER INC. AND                            :
SHAND, MORAHAN & COMPANY, INC.                            :
                                                          :
                           DEFENDANTS.                    :


                                    O R D E R


AND NOW, this 13th day of June, 1995, pursuant to Local Rule 23(b) of this

Court, this action is dismissed with prejudice, in accordance with the terms and conditions of the Settlement Agreement approved by the Commonwealth Court of

Pennsylvania by Order dated May 9, 1995 at No. 3483 CD 1986.


                                                        BY THE COURT:




                                                        /s/ Herbert J. Hutton
                                                        ------------------------
                                                        HERBERT J. HUTTON,    J.

Entered       6/15/95
              Clerk of Court